SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):September 16, 1997


                BEDFORD PROPERTY INVESTORS, INC.
     (Exact name of Registrant as specified in its charter)



Maryland                         1-12222                        68-0306514
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                File Number)            Identification No.)
incorporation)



       270 Lafayette Circle, Lafayette, California  94549
            (Address of principal executive offices)


Registrant telephone number, including area code:  (510) 283-8910









Item 5.  Other Events
        On September 16, 1997, Bedford Property Investors, Inc. (The Company) acquired the Mondavi Building, a 120,157 square foot warehouse/office facility located in the Napa Valley Corporate Park in Napa, California from the Robert Mondavi Corporation for $6,430,000. On October 9, 1997, the Company acquired 2230 Oak Ridge Way, a 44,063 square foot research and development/manufacturing building located in Vista, California from Mutsui Fudosan, Inc. for $2,930,000. In conjunction with the purchase, the Company also acquired an adjacent 1.36-acre parcel of land for $354,000 upon which the Company plans to construct a 20,000 square foot research and development building. On October 16, 1997, the Company acquired the Oracle Center, a 90,712 square foot office building located in Denver, Colorado from DTC West Land Venture for $16,500,000. The purchase included an adjacent 3.1-acre parcel of land that has entitlements allowing the Company to building an additional 120,000 square feet of office space. The acquisitions were financed with borrowing from the Company's credit facility with Bank of America.

        On October 22, 1997, the Company sold the Academy Place Center in Colorado Springs, Colorado for $7,500,000, resulting in a gain of $740,000.

        On October 14, 1997, 8,333,334 shares of the Series A convertible preferred stock was converted into 4,166,667 shares of common stock.

Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits:

        (A)  Financial Statements
             The Historical Summary of Gross Income and Direct Operating Expenses of Oracle Center for the four months ended December 31, 1996 (see Attachment A).

        (B)  Pro forma Financial Information
             The pro forma consolidated balance sheet as of June 30, 1997 and pro forma consolidated income statements for the six months ended June 30, 1997 and the year ended December 31, 1996, showing the effect of the acquisitions of Laguna Hills Square, Westech Business Center, 100 View Street, Fourier Avenue, Lenexa land, Lundy Avenue, Phoenix land, Kenyon Center, 115 Mason Circle, 47600 Westinghouse Drive, Westinghouse land, Vista Buildings 1 and 2, Napa lots 10A and 12J and K, Doherty Avenue, O'Toole Business Center, Panorama Business Center, Signal Systems Building, 6500 Kaiser Drive, Executive Center at South Bank, Bedford Fremont Business Center, Spinnaker Court, U.S. Bank Centre, 9737 Great Hills Trail Building, Troika Building, 2277 Pine View Way, Scripps Wateridge Corporate Center, Orillia Office Park, 2601 West Broadway, Phoenix Airport Center, Mondavi Building, 2230 Oak Ridge Way and Oracle Center; the sales of St. Paul East and West, 1000 Town Center, Mariner Court and Academy Place; and the conversion of the Series A convertible preferred stock (see Attachment B).


        (C)  Exhibit
             23.1   Consent of KPMG Peat Marwick LLP

        SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                       BEDFORD PROPERTY INVESTORS, INC.



                        By: /s/ Scott R. Whitney
                            Scott R. Whitney
                            Senior Vice President and
                            Chief Financial Officer


Date: October 31, 1997

                          Attachment A

                         Oracle Center

             HISTORICAL SUMMARY OF GROSS INCOME AND
                   DIRECT OPERATING EXPENSES

          For the Four Months Ended December 31, 1996



                            CONTENTS

Independent Auditors' Report                              1

Historical Summary of Gross
 Income and Direct Operating Expenses                     2

Notes to Historical Summary of
 Gross Income and Direct Operating Expenses               2-3

                  Independent Auditors' Report


The Board of Directors
Bedford Property Investors, Inc.:



We have audited the accompanying historical summary of gross income and direct operating expenses (the Summary) of Oracle Center (the Property) for the four months ended December 31, 1996. The Summary is the responsibility of management. Our responsibility is to express an opinion on the Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Summary was prepared to comply with the rules and regulations of the Securities and Exchange Commission and excludes certain expenses, described in note A, that would not be comparable to those resulting from the proposed future operations of the Property.

In our opinion, the Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses, exclusive of expenses described in note A, of the Property for the four months ended December 31, 1996, in conformity with generally accepted accounting principles.



                                     KPMG Peat Marwick LLP

San Francisco, California
September 26, 1997

                         Oracle Center

               Historical Summary of Gross Income
                 and Direct Operating Expenses

          For the four months ended December 31, 1996


        Gross income:
                Rental income                        $ 611,501

        Direct operating expenses:
                Real property taxes                     90,589
                Utilities, repairs and maintenance     107,562
                Insurance                                2,200
                Administrative                          53,666
                                                       254,017
                       Operating income              $ 357,484


Notes to Historical Summary of Gross Income and Direct Operating
Expenses

A.      Property and Basis of Accounting

        The historical summary of gross income and direct operating expenses has been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and relates to the operations of Oracle Center (the Property). Rental operations of the Property commenced in September 1996.

        In accordance with Rule 3-14, direct operating expenses are presented exclusive of depreciation, interest, management fees and income taxes as these expenses would not be comparable to the proposed future operations of the property.

        Rental income of the Property is recognized on a straight-line basis over the term of the related leases. For the four months ended December 31, 1996, rental income on a straight-line basis exceeded contractual income by $10,375.

B.      Leases

        Minimum future rents of the Property as of December 31, 1996 are as follows (in thousands):


                   1997                             $   2,120
                   1998                                 2,120
                   1999                                 2,120
                   2000                                 2,120
                   2001                                 2,120
                   Thereafter                           5,024
                                                      $15,624

C. Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited)

        Pro forma cash available from operations and pro forma taxable income for 1996 are shown below. Pro forma taxable income is calculated by subtracting depreciation expense, calculated using a 39 year life, from pro forma cash available from operations. Bedford Property Investors, Inc. expects to continue to qualify as a Real Estate Investment Trust (REIT), to pay dividends in amounts that exceed taxable income and therefore to pay no federal income taxes. Dividends paid to the REIT shareholders are classified as return of capital, dividend income or capital gains.

           Revenues (1)                              $601,126
           Operating expenses                         254,017
           Pro forma cash available from
              operations                              347,109
           Depreciation expense                       100,742

                 Pro forma taxable income        $    246,367

        (1) Excludes $10,375 which represents the excess of aggregate straight-line rents over rental income on a contractual basis.

                          Attachment B

The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of operating results or financial position that would have been achieved if the transactions described in the footnotes had been consummated as of the beginning of the periods presented, nor are they necessarily indicative of the future operating results or financial position of the Company. These statements should be read in conjunction with the financial statements and accompanying notes included in the Company's Forms 10-K and 10-Q.

                BEDFORD PROPERTY INVESTORS, INC.
              PRO FORMA CONSOLIDATED BALANCE SHEET
                AS OF JUNE 30, 1997 (Unaudited)
       (in thousands, except share and per share amounts)
                                                 Properties                  Properties
                                                  Acquired                      Sold
                                  Consolidated   Previously    Properties    Previously   Properties   Pro Forma     Consolidated
                                   Historical        (1)      Acquired (2)      (3)        Sold (4)    Adjustments    Pro Forma
ASSETS:
 Real estate investments:
  Industrial buildings              $201,326     $   3,475     $    9,864     $   -       $    -       $    -          $214,665
  Office buildings                    96,164        52,394         16,755         -            -            -           165,313
  Operating properties held
   for sale                           20,767          -              -         (14,486)     (6,281)         -              -
  Industrial properties
   under development                  10,304          -              -            -            -            -            10,304
                                     328,561        55,869         26,619      (14,486)     (6,281)         -           390,282
  Less accumulated depreciation        7,126          -              -          (1,199)       (110)         -             5,817
                                     321,435        55,869         26,619      (13,287)     (6,171)         -           384,465
  Cash                                 1,075          -              -            -            -            -             1,075
  Other assets                        10,180          -              -            (888)        (27)         -             9,265

 Total Assets                       $332,690      $ 55,869      $  26,619     $(14,175)   $ (6,198)    $    -          $394,805

LIABILITIES AND STOCKHOLDERS' EQUITY:
 Bank loan payable                  $ 58,350      $ 54,937      $  26,090     $(25,144)   $ (6,946)    $    -          $107,287
 Mortgage loans payable               60,584          -              -            -            -            -            60,584
 Accounts payable and
   accrued expenses                    4,531           922            493          386         -            -             6,332
 Dividend and distributions
   payable                             4,163          -              -            -            -            -             4,163
 Other liabilities                     3,525            10             36         (205)        (25)         -             3,341

  Total liabilities                  131,153        55,869         26,619      (24,963)     (6,971)         -           181,707

Redeemable preferred stock:
  Series A convertible
   preferred stock                    50,000          -              -            -            -         (50,000)  (5)     -

Minority interest in
  consolidated partnership             1,497          -              -            -            -            -             1,497

Common stock and other
  stockholders' equity:
  Common stock                           223          -              -            -            -              83   (5)      306
  Additional paid-in capital         223,454          -              -            -            -          49,917   (5)  273,371
   Accumulated losses and
    distributions in excess of
    net income                       (73,637)         -              -          10,788          773         -           (62,076)

    Total common  stock
     and other stockholders' equity  150,040          -              -          10,788          773         -           211,601

    Total liabilities and
     stockholders' equity           $332,690      $ 55,869        $26,619     $(14,175)     $(6,198)    $   -          $394,805

See accompanying notes to pro forma financial statements.

                BEDFORD PROPERTY INVESTORS, INC.
           PRO FORMA CONSOLIDATED STATEMENT OF INCOME
             FOR THE SIX MONTHS ENDED JUNE 30, 1997
                           (Unaudited)
       (in thousands, except share and per share amounts)

                                               Properties                Properties
                                                Acquired                   Sold
                                 Consolidated  Previously    Properties  Previously  Properties   Pro Forma     Pro Forma
                                  Historical      (6)       Acquired (7)    (8)       Sold (9)   Adjustments  Consolidated

Property operations:
  Rental income                     $19,683      $5,476         $1,575    $(1,960)   $   (514)  $   -           $24,260
  Rental expenses:
   Operating expenses                 3,023         789            277       (582)        (56)      -             3,451
   Real estate taxes                  1,715         444            217       (131)        (23)      -             2,222
   Depreciation and amortization      2,374         895            233       (227)        (32)      -             3,243

Income from property operations      12,571       3,348            848     (1,020)       (403)      -            15,344

General and administrative
 expenses                            (1,117)       -              -          -           -          -            (1,117)
Interest income                         144        -              -          -           -          -               144
Interest expense                     (3,032)       -              -          -           -        (3,566)(10)    (6,598)

Income before minority interest
   and gain on sale                   8,566       3,348            848     (1,020)       (403)    (3,566)         7,773

Gain on sale of real estate
   investments                         -           -              -        10,595         746       -            11,341
Minority interest                       (51)       -              -          -           -          -               (51)


Net income                          $ 8,515    $  3,348         $  848    $ 9,575      $  343    $(3,566)       $19,063

Net income applicable to common
   stockholders*                    $ 6,265    $  3,348         $  848    $ 9,575      $  343    $(1,316)(11)   $19,063

Primary earnings per common and
   common equivalent share          $  0.61                                                                      $  1.23

Primary weighted average number
   of common and common
   equivalent shares               10,243,123                                                                 15,497,251 (11)(12)

Earnings per common share -
   assuming full dilution           $  0.59                                                                      $  1.22

Weighted average number of
   common shares - assuming
   full dilution                   14,546,136                                                                 15,633,597 (12)

* Reflects reduction for quarterly dividends on the $50,000 Series A convertible preferred stock.
See accompanying notes to pro forma financial statements.


                    BEDFORD PROPERTY INVESTORS, INC.
              PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                 FOR THE YEAR ENDED DECEMBER 31, 1996
                             (Unaudited)
          (in thousands, except share and per share amounts)


                                                 Properties                 Properties
                                                  Acquired                    Sold
                                   Consolidated  Previously   Properties    Previously  Properties   Pro Forma    Pro Forma
                                    Historical       (13)    Acquired (14)     (15)      Sold (16)  Adjustments  Consolidated


Property operations:
   Rental income                      $27,541      $22,610       $3,150      $(5,354)    $(1,010)    $   -            $46,937
   Rental expenses:
     Operating expenses                 5,352        3,067          554       (1,603)       (145)        -              7,225
     Real estate taxes                  2,595        2,096          434         (605)        (32)        -              4,488
     Depreciation and amortization      3,030        3,342          466         (611)        (76)        -              6,151

Income from property operations        16,564       14,105        1,696       (2,535)       (757)        -             29,073

General and administrative expenses    (1,752)        -            -            -           -            -             (1,752)
Interest income                           150         -            -            -           -            -                150
Interest expense                       (4,347)        -            -            -           -          (9,837) (17)   (14,184)

Income before minority interest and
  gain on sale                         10,615       14,105        1,696       (2,535)       (757)      (9,837)         13,287

Gain on sale of real estate
  investments                             406         -            -          10,255         712         -             11,373

Minority interest                        -            -            -            -           -            (106) (18)      (106)

Net income                            $11,021      $14,105       $1,696      $ 7,720      $  (45)    $ (9,943)        $24,554

Net income applicable to common
   stockholders                       $ 6,516  *   $14,105       $1,696      $ 7,720      $  (45)    $ (5,443) (19)   $24,549

Primary earnings per common
   and common equivalent share        $  1.18 **                                                                      $  1.60

Primary weighted average number of
   common and common equivalent
   shares                             5,531,438 **                                                               15,341,790 (19)(20)

Earnings per common share -
   assuming full dilution             $  1.13 **                                                                      $  1.59

Weighted average number of common
   shares - assuming full
   dilution                           9,765,303 **                                                               15,513,100 (20)

*  Reflects dividends and distributions.
** Reflects the one-for-two reverse stock split effective March 29, 1996.

See accompanying notes to pro forma financial statements.


                BEDFORD PROPERTY INVESTORS, INC.
            NOTES TO PRO FORMA FINANCIAL STATEMENTS

PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1997

(1) The unaudited pro forma consolidated balance sheet reflects the acquisition of (i) Orillia Office Park located in Renton, Washington, (ii) 2601 West Broadway located in Tempe, Arizona, and
     (iii) Phoenix Airport Center located in Phoenix, Arizona as if such acquisitions had occurred on June 30, 1997. The Company acquired Orillia Office Park on July 10, 1997, 2601 West Broadway on July 15, 1997, and Phoenix Airport Center on July 22, 1997. These acquisitions were previously reported in the Company's Form 8-K/A which was filed on September 19, 1997.

     Consolidated pro forma real estate investments as of June 30, 1997 include capitalized fees of $825,300 paid by the Company to Bedford Acquisitions, Inc. (BAI), a corporation wholly owned by Peter B. Bedford, in connection with the Company's acquisition of Orillia Office Park, 2601 West Broadway and Phoenix Airport Center.

(2) The unaudited pro forma consolidated balance sheet reflects the acquisition of (i) The Mondavi Building located in Napa, California, (ii) 2230 Oak Ridge Way located in Vista, California, and (iii) Oracle Center located in Denver, Colorado as if such acquisitions had occurred on June 30, 1997. The Company acquired The Mondavi Building on September 16, 1997, 2230 Oak Ridge Way on October 9, 1997, and Oracle Center on October 16, 1997.

     The combining balance sheet for these acquisitions as of June 30, 1997 is as follows (in thousands):


                                   Mondavi      2230 Oak     Oracle
                                   Building     Ridge Way    Center      Total
      Assets:
        Real estate investment:
         Industrial buildings      $6,529        $3,335      $   -     $  9,864
         Office buildings            -             -          16,755     16,755

                                  $ 6,529        $3,335      $16,755   $ 26,619

      Liabilities and
        stockholders' equity:
        Bank loan payable         $ 6,433        $3,163      $16,494   $26,090
        Accounts payable and
         accrued expenses              96           149          248       493
        Other liabilities            -               23           13        36

         Total liabilities        $ 6,529        $3,335      $16,755   $26,619


      Consolidated pro forma real estate investments as of June 30, 1997 include capitalized fees of $392,500 paid by the Company to BAI, a corporation wholly owned by Mr. Bedford, in connection with the Company's acquisition of The Mondavi Building, 2230 Oak Ridge Way, and Oracle Center.

(3) The unaudited pro forma consolidated balance sheet reflects the sale of 1000 Town Center and Mariner Court as if such transaction had occurred on June 30, 1997. The Company sold these properties on July 31, 1997. The proceeds of the sale, net of a sale commission of $386,500 payable to BAI, were used to pay down the credit facility. The sale of these properties was previously reported on the Company's Form 8-K/A which was filed on September 19, 1997.

(4) The unaudited pro forma consolidated balance sheet reflects the sale of Academy Place as if such transaction had occurred on June 30, 1997. The Company sold this property on October 22, 1997. The proceeds of the sale, net of a sale commission of $112,500 payable to BAI, were used to pay down the credit facility.

(5) The unaudited pro forma consolidated balance sheet reflects the conversion of 8,333,334 shares of the Series A convertible preferred stock to 4,166,667 shares of common stock as if such transaction had occurred on June 30, 1997. The Series A convertible preferred stock was converted on October 14, 1997.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE SIX MONTHS ENDED
JUNE 30, 1997

(6) The unaudited pro forma consolidated statement of income reflects the property acquisitions through July 31, 1997 as if they had occurred on January 1, 1997. The Company acquired (i) 6500 Kaiser Drive on January 15, 1997, (ii) Executive Center at South Bank on March 12, 1997, (iii) Bedford Fremont Business Center on March 14, 1997, (iv) Spinnaker Court on May 8, 1997, (v) U.S. Bank Centre on May 9, 1997, (vi) Great Hills Trail Building on May 29, 1997,
      (vii) Troika Building on June 4, 1997, (viii) 2277 Pine View Way on June 19, 1997, (ix) Scripps Wateridge Corporate Center on June 27, 1997, (x) Orillia Office Park on July 10, 1997, (xi) 2601 West Broadway on July 15, 1997, and (xii) Phoenix Airport Center on July 22, 1997. The combining historical statement of income for the period from January 1, 1997 through the date of acquisition for these properties was previously reported in the Company's Form 8-K/A which was filed on September 19, 1997.

(7) The unaudited pro forma consolidated statement of income reflects the property acquisitions from August 1, 1997 through October 22, 1997 as if they had occurred on January 1, 1997. The Company acquired (i) The Mondavi Building on September 16, 1997, (ii) 2230 Oak Ridge Way on October 9, 1997, and (iii) Oracle Center on October 16, 1997.

      The combining historical statement of income for the first six months of 1997 for these properties is as follows (in thousands):

                                                                         Total
                        Mondavi      2230 Oak        Oracle         properties
                       Building     Ridge Way        Center           acquired

  Rental income         $  363        $ 160          $1,052            $1,575
  Rental expenses:
   Operating expenses       12            4             261               277
   Real estate taxes        62           19             136               217
   Depreciation and
     amortization           58           25             150               233

  Income from
   property operations  $  231        $ 112          $  505            $  848


      The pro forma amounts are generally based on historical data. Depreciation and amortization expense is calculated on a pro forma basis, based on acquisition costs. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(8) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of the operations of 1000 Town Center and Mariner Court from January 1 through June 30, 1997. The statement also reflects the gain on the sale as if the sale had occurred on January 1, 1997. The Company sold 1000 Town Center and Mariner Court on July 31, 1997. The sale of these properties was previously reported on the Company's Form 8-K/A which was filed on September 19, 1997.

(9) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of the operations of Academy Place from January 1 through June 30, 1997. The statement also reflects the gain on the sale as if the sale had occurred on January 1, 1997. The Company sold Academy Place on October 22, 1997.

(10) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 4,600,000 shares of common stock at $17.375 per share and the assumption of the mortgage loan of $8,914,000 as if they had occurred on January 1, 1997. Net proceeds from the sale of common stock; proceeds from the sale of 1000 Town Center, Mariner Court and Academy Place; borrowings of $61,000,000 on the credit facility; and the assumption of the $8,914,000 mortgage were utilized to finance the Company's acquisition of real estate investments during the first six months of 1997. The sale of 4,600,000 shares of common stock was completed on February 18, 1997. The acquisition of U.S. Bank Centre was financed with borrowings from the credit facility and the assumption of an $8,914,000 mortgage on May 9, 1997.

      The pro forma consolidated interest expense consists of the amortization of loan fees (including fees incurred for the amendment and expansion of the credit facility to $150,000,000) and interest expense incurred on borrowings on the credit facility and the mortgage loans.

(11) The unaudited pro forma consolidated statement of income reflects the conversion of 8,333,334 shares of the Series A convertible preferred stock to 4,166,667 shares of common stock as if such transaction had occurred on January 1, 1997. The Series A convertible preferred stock was converted on October 14, 1997.

(12) The weighted average number of shares outstanding shown on the pro forma consolidated statement of income reflects the sale of 4,600,000 shares of common stock as if it had occurred on January 1, 1997.

PRO FORMA CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER
31, 1996

(13) The unaudited pro forma consolidated statement of income reflects the property acquisitions in 1996 as if they had occurred on January 1, 1996. The Company acquired (i) Laguna Hills Square on March 27, 1996, (ii) Westech Business Center on April 15,
      1996, (iii) 100 View Street on May 3, 1996, (iv) Fourier Avenue on May 30, 1996, (v) Lenexa land on June 5, 1996 (vi) Lundy
      Avenue on July 9, 1996, (vii) Phoenix land on July 31, 1996,
      (viii) Kenyon Center, 115 Mason Circle and 47600 Westinghouse Drive on September 5, 1996, (ix) Napa Valley Corporate Way on
      September 19, 1996, (x) Carroll Tech Center on October 7, 1996, (xi) 47633 Westinghouse Drive and Westinghouse land on October 15, 1996,
      (xii) Vista Buildings 1 and 2 on October 17, 1996, (xiii) Napa lots 10A and 12J and K on December 10, 1996, (xiv) Doherty Avenue on December 17, 1996, (xv) O'Toole Business Center and Panorama Business Center on December 18, 1996, and (xvi) Signal Systems Building on December 31, 1996.

      The unaudited pro forma consolidated statement of income reflects the property acquisitions from January 1 through July 31, 1997 as if they had occurred on January 1, 1996. The Company acquired
      (i) 6500 Kaiser Drive on January 15, 1997, (ii) Executive Center at South Bank on March 12, 1997, (iii) Bedford Fremont Business Center on March 14, 1997, (iv) Spinnaker Court on May 8, 1997,
      (v) U.S. Bank Centre on May 9, 1997, (vi) Great Hills Trail Building on May 29, 1997, (vii) Troika Building on June 4, 1997,
      (viii) 2277 Pine View Way on June 19, 1997, (ix) Scripps Wateridge Corporate Center on June 27, 1997, (x) Orillia Office Park on July 10, 1997, (xi) 2601 West Broadway on July 15, 1997, and (xii) Phoenix Airport Corporate Center on July 22, 1997.

      The combining historical statement of income for the period from January 1, 1996 through the date of acquisition of the properties acquired in 1996 and the combining historical statement of income for the twelve months of 1996 for properties acquired from January 1 through July 31, 1997 were previously reported on the Company's Form 8-K/A filed on September 19, 1997.

(14) The unaudited pro forma consolidated statement of income reflects the property acquisitions from August 1 through October 22, 1997 as if they had occurred on January 1, 1996. The Company acquired (i) The Mondavi Building on September 16, 1997, (ii) 2230 Oak Ridge Way on October 9, 1997, and (iii) Oracle Center on October 16, 1997.

      The combining statement of income for the twelve months of 1996 for these properties is as follows (in thousands):


                            Mondavi     2230 Oak    Oracle    Total properties
                           Buillding   Ridge Way    Center        acquired

   Rental income           $   726     $    320     $2,104        $3,150
   Rental expenses:
      Operating expenses        24            8        522           554
      Real estate taxes        124           38        272           434
      Depreciation and
        amortization           116           50        300           466
   Income from property
     operations            $   462     $    224     $1,010        $1,696


      The pro forma amounts are generally based on historical data. Depreciation and amortization expense is calculated on a pro forma basis, based on acquisition costs. Incremental costs of managing the acquired properties are reflected in the property operating expenses.

(15) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of operations of St. Paul East and West from January 1, 1996 through the date of sale. The statement reflects the elimination of the actual results of operations of 1000 Town Center and Mariner Court from January 1, 1996 to December 31, 1996. The statement also reflects the loss on the sale of St. Paul East and West and the gain on the sale of 1000 Town Center and Mariner Court as if the sales had occurred on January 1, 1996. The Company sold St. Paul East and West on December 31, 1996 and 1000 Town Center and Mariner Court on July 31, 1997. The sale of these properties was previously reported on the Company's Form 8-K/A which was filed on September 19, 1997.

(16) The unaudited pro forma consolidated statement of income reflects the elimination of the actual results of operations of Academy Place from January 1, 1996 to December 31, 1996. The statement also reflects the gain on the sale of Academy Place as if the sale had occurred on January 1, 1996. The Company sold Academy Place on October 22, 1997.

(17) The unaudited pro forma consolidated statement of income reflects the effects of the sale of 3,350,000 shares of common stock at $13.00 per share, the mortgage loan financings of $60,764,000 and the sale of the 4,600,000 shares of common stock at $17.375 per share as if they had occurred on January 1, 1996. Net proceeds from the sale of common stock; proceeds from the sales of St. Paul East and West, 1000 Town Center, Mariner Court and Academy Place; the mortgage loan financings; and borrowings of $64,000,000 on the credit facility were utilized to finance the Company's acquisitions of real estate investments during 1996 and 1997. The sales of the 3,350,000 shares and 4,600,000 shares of common stock were completed on April 24, 1996 and February 18, 1997, respectively; the mortgage loan financing from Prudential Insurance Company of America was completed on May 31, 1996; and the mortgage loan financing from Union Bank was completed on December 31, 1996. The acquisition of Doherty Avenue was financed with a $1,850,000 mortgage loan and the issuance of partnership units convertible to 108,495 shares of common stock. The acquisition of U.S. Bank Centre was financed with borrowings on the credit facility and the assumption of an $8,914,000 mortgage in May 1997.

      The pro forma consolidated interest expense consists of the amortization of loan fees (including fees incurred for the amendment and expansion of the credit facility to $150,000,000) and interest expense incurred on borrowings on the credit facility and the mortgage loans.

(18) Minority interest shown on the pro forma consolidated statement of income reflects the income allocated to the owners of the partnership units as if the units had been issued on January 1, 1996. The units were issued on December 17, 1996 in connection with the acquisition of Doherty Avenue.

(19) The unaudited pro forma consolidated statement of income reflects the conversion of 8,333,334 shares of the Series A convertible preferred stock to 4,166,667 shares of common stock as if such transaction had occurred on January 1, 1996. The Series A convertible preferred stock was converted on October 14, 1997.

(20) The weighted average number of shares outstanding shown on the pro forma consolidated statement of income reflects the sale of 3,350,000 shares and 4,600,000 shares of common stock as if the sales had occurred on January 1, 1996.

Exhibit 23.1

Consent of Independent Certified Public Accountants



The Board of Directors
Bedford Property Investors, Inc.:

We consent to the incorporation by reference in the registration statements (No. 333-33643 and 333-33795) on Form S-3 and the related prospectuses of Bedford Property Investors, Inc. of our report dated September 26, 1997 with respect to the historical summary of gross income and direct operating expenses of Oracle Center for the four months ended December 31, 1996, which reports appear in the Form 8-K of Bedford Property Investors, Inc. filed on October 31, 1997. Our report on the Summary contains a paragraph that states that the Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note A to the Summary. The Summary is not intended to be a complete presentation of the income and expense of Oracle Center.

                                    KPMG, Peat Marwick LLP
San Francisco, California
October 31, 1997